UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2006

                        PATIENT SAFETY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  333-124594                  13-3419202
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
     of Incorporation)               Number)              Identification Number)

             1800 Century Park East, Ste. 200, Los Angeles, CA 90067
               (Address of principal executive offices) (zip code)

                                 (310) 895-7750
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 1, 2006, Patient Safety Technologies, Inc. (the "Registrant") entered into an agreement with Trinity River Advisors, LLC ("TRA") for turnaround services. Pursuant to the agreement, TRA will provide a situational assessment of the Registrant's financial condition with particular reference to assessment of immediate and short term cash needs and securing of bridge financing, control of immediate and pending expenditures, and reduction of the Registrant's cash burn while preserving corporate assets. Under the terms of the agreement, TRA will act as Chief Restructuring Officer to take responsibility for the Registrant's turnaround, commencing with the joint management of day to day operations. TRA will produce a detailed restructuring plan for presenting to the Registrant's Board of Directors, to satisfy both turnaround and growth objectives of the Registrant including capitalization alternatives and assessment of terminal value.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On November 2, 2006, upon the authorization and approval of the audit committee of its board of directors, the Registrant engaged Peterson & Co. LLP ("Peterson") as its independent registered public accounting firm. No consultations occurred between the Registrant and Peterson during the years ended December 31, 2005 and 2004 and through November 2, 2006 regarding either
(i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant's financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement under Item 304(a)(1)(iv), or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.




ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

EXHIBIT NUMBER
                                   DESCRIPTION
------------------  ------------------------------------------------------------
10.1 Letter Agreement entered into November 1, 2006 by and between Trinity River Advisors, LLC and Patient Safety Technologies, Inc.
------------------  ------------------------------------------------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PATIENT SAFETY TECHNOLOGIES, INC.


Dated:  November 7, 2006                   By:      /s/ Lynne Silverstein
                                               ---------------------------------
                                           Name:    Lynne Silverstein
                                           Title:   President



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